                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     CALCASIEU REAL ESTATE & OIL CO., INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                     CALCASIEU REAL ESTATE & OIL CO., INC.
                                 P. O. BOX 899
                         LAKE CHARLES, LOUISIANA 70602



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



     The annual meeting of the stockholders of Calcasieu Real Estate & Oil Co., Inc., (the "Company") will be held at First National Bank of Lake Charles, One Lakeside Plaza, Lake Charles, Louisiana 70605, April 17, 1997 at 11:00 A.M., to:

     1.  Fix the number of directors at nine and elect directors.

     2.  Transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 17, 1997, are entitled to notice of and to vote at the meeting.

Lake Charles, Louisiana
March 20, 1997



BY ORDER OF THE BOARD OF DIRECTORS



_________________________                        _______________________________
Charles D. Viccellio                             Arthur Hollins, III
Vice-President and                               President
Secretary


PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                     CALCASIEU REAL ESTATE & OIL CO., INC.
                                 P. O. BOX 899
                         LAKE CHARLES, LOUISIANA 70602

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

                                APRIL 17, 1997

                                    GENERAL

          The accompanying proxy is solicited on behalf of the Board of Directors of Calcasieu Real Estate & Oil Co., Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held April 17, 1997, at the time and place and for the purposes set forth in accompanying Notice of Meeting. The date of this Proxy Statement is March 20, 1997.

          The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the meeting, will be voted in accordance with the specifications made thereon. Proxies received on which no specification is made will be voted for setting the number of directors at nine and for election as directors the nine nominees named herein. Proxies are revocable by written notice to the Secretary at any time prior to their exercise and will be deemed revoked by attendance and voting at the meeting.

          All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by the Company. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

          Only stockholders of record at the close of business on March 17, 1997, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 1,997,252 shares of common stock, each of which is entitled to one vote.

                            ELECTIONS OF DIRECTORS

          The Articles of Incorporation of the company provide that the number of directors shall be not less than five nor more than fifteen. The exact number will be determined by the vote of the stockholders, and a resolution will be offered at the meeting to fix the number of directors at nine.

          Each director will hold office for one year and until his successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote in favor of the resolution fixing the number of directors at nine and in favor of the election of the nine nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has, however, no reason to believe that any nominee will be unavailable.

     At the 1996 annual meeting of shareholders, 1,150,491 shares, or 57.6% of the 1,997,272 shares outstanding, voted. In excess of 98% of the shares cast were voted for election of each nominee for director.

     The information set forth below as to age, principal occupation or employment, and amount and nature of beneficial ownership of common stock of the Company has been furnished by each nominee for election. Unless otherwise indicated, (i) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (ii) the nominees own, with sole voting and investment power, the shares listed.

     The Company held five Board of Directors meetings during 1996. Laura A. Leach and Charles D. Viccellio were elected to the Board by the other directors on September 12, 1996. Mr. Marx died during 1996 and Mr. Patton resigned for health reasons. Directors Freund and Hollins attended 100% of the meetings; Directors Alexander, Pruitt and Reaves attended 80% of the meetings; Director Blake attended 60% of the meetings; Director Knapp attended 20% of the meetings, while Directors Viccellio and Leach attended 100% and 50% respectively of the meetings held during their tenure.


                                 Occupation and                    First Elected       Shares Beneficially
        Name and Age             other Directorships                 Director                Owned             Percent of Class
-----------------------------  ---------------------               ------------       -------------------      ----------------
Henry Chalkley Alexander - 61    Chairman of the Board,                1979               62,400 (1)(7)              3.12%
                                 Sweetlake Land & Oil Co., Inc.
                                 & North American Land Co.,
                                 Inc. & President of H. G.
                                 Chalkley & Sons, Inc.  He was
                                 President of these corporations
                                 prior to '91.  Director of
                                 lacassane Co., Inc.
                                 Co., Inc.



                                 Occupation and                    First Elected       Shares Beneficially
        Name and Age             other Directorships                 Director                Owned             Percent of Class
-----------------------------  ---------------------               ------------       -------------------      ----------------

William D. Blake - 64          General Manager J. A. Bel              1966                57,361(2)(3)              2.87%
                               Estate; President of Bel Oil
                               Corp., Lacassane Co., Inc., &
                               Howell Industries, Inc.;
                               Director of First National
                               Bank of Lake Charles &
                               Sweetlake Land & Oil Co., Inc.

Troy A. Freund - 69            Petroleum Geologist,                   1984                 7,863                     .39%
                               individual proprietor

Arthur Hollins, III - 66       Chairman of the Board of First         1974                31,477(3)(4)              1.58%
                               National Bank of Lake Charles;
                               Director of First Commerce
                               Corp. & First National Bank of
                               Lafayette; President of PBA
                               Properties, Inc.

Leonard K. Knapp - 77          Retired Physician; Director of         1980                49,700(5)                 2.49%
                               Sweetlake Land & Oil Co., Inc.
                               & North American Land Co., Inc.

                                 Occupation and                    First Elected       Shares Beneficially
        Name and Age             other Directorships                 Director                Owned             Percent of Class
-----------------------------  ---------------------               ------------       -------------------      ----------------

Laura A. Leach - 57            Secretary-Treasurer and                1996                  71,210(6)(7)             3.57%
                               Director of Sweetlake Land &
                               Oil Co., Inc. and North
                               American Land Co., Inc.
                               Director of Hibernia Corp. and
                               Lacassane Co., Inc.

Frank O. Pruitt - 68           Pres. of PWK Timberland Corp.          1981                  18,300(8)                 .92%
                               Prior to '96 he was VP & CEO
                               of King Corp. Prior to '94 he
                               was an officer and director of
                               Powell Lumber Co.

B. James Reaves, III - 62      Private investor, oil and gas;         1986                   5,750(9)                 .29%
                               estate mgmt.

Charles D. Viccellio - 63      Partner in Stockwell, Sievert,         1996                  15,450(3)                 .77%
                               Viccellio, Clements &
                               Shaddock, L.L.P.

All Directors and Officers                                                                 319,511                  16.00%
 as a Group (9 persons)


(1) Includes 11,250 shares owned by corporations of which Mr. Alexander is an officer and director.

(2) Includes 3,450 shares owned by Mr. Blake's wife and 3,825 shares held in trusts for which Mr. Blake or his wife serve as trustee of co-trustee. Includes 550 shares owned by a corporation of which Mr. Blake is a Director. Mr. Blake disclaims ownership of these shares.

(3) Mr. Hollins is President of the Company, Mr. Viccellio is its Vice-President and Secretary and Mr. Blake is also its Vice-President and Treasurer.

(4) Includes 3,000 shares belonging to a trust of which Mr. Hollins is one of the beneficiaries.

(5) Includes 11,250 shares owned by corporations of which Mr. Knapp is a director.

(6) Includes 11,250 shares owned by corporations of which Mrs. Leach is an officer and director. Includes 1776 shares owned by Mrs. Leach's son as to which beneficial ownership is disclaimed.

(7)  Mr. Alexander and Mrs. Leach are brother and sister.

(8) Includes 2,900 shares owned by Mr. Pruitt's wife and 1450 shares owned by a trust of which Mr. Pruitt's wife is trustee. Mr. Pruitt disclaims ownership of these shares.

(9) Includes 1,000 shares owned by B. James Reaves Trust, B. James Reaves, III, Trustee and 1,000 shares owned by R. James Reaves, III, Custodian for Elizabeth Reaves, Minor. Mr. Reaves disclaims ownership of these shares.

                      REMUNERATION AND OTHER TRANSACTIONS

Remuneration

     No director or officer of the Company received remuneration from the Company in excess of $11,100 for the year ended December 31, 1996. The total 1996 cash and cash equivalent remuneration to all directors and officers of the Company as a group was $32,100.

Other transactions

Arthur Hollins, III, President and a director of the Company is the Chairman of the Board of the First National Bank of Lake Charles, (the "Bank"). Mr. Blake, an officer and director of the Company is also a director of the Bank. The Company deposits all receipts into an interest-bearing money market account at First National Bank. The largest total outstanding amount on deposit was $1,215,482 as of August 6, 1996. The balance for all accounts at First National Bank as of December 31, 1996 was $306,716. The rates paid on these deposits were the same as those paid to other customers on similar deposits at similar times.

Calcasieu Real Estate & Oil Co., Inc. owns an undivided 12.5% in approximately 34,000 acres known as Walker Louisiana Properties. Mr. Hollins is President of PBA Properties, Inc. and Mr. Blake is executor for an estate, each of which also owns 12.5% in the same property.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's financial statement for the years ended December 31, 1994, December 31, 1995, and December 31, 1996 were audited by the firm of McElroy, Quirk & Burch, independent certified public accountants, and they will continue as the Company's auditors until changed by the Board of Directors. Representatives of McElroy, Quirk & Burch will not attend the annual meeting.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

     Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.



                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     __________________________________________
                                     Charles D. Viccellio
                                     Vice-President and Secretary

Lake Charles, Louisiana
March 20, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY

     The undersigned hereby constitutes and appoints WILLIAM D. BLAKE and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of Calcasieu Real Estate & Oil Co., Inc. on April 17, 1997, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.


1.    To set the number of directors at nine.

                  ( )   For    ( )   Against    ( )   Abstain

2.    To elect directors.

      FOR all nominees         WITHHOLD AUTHORITY ( )
      listed below ( )         to vote for all nominees
      (except as marked to     listed below
      the contrary below)

      INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

3.    Henry C. Alexander       Laura A. Leach
      William D. Blake         Frank O. Pruitt
      Troy A. Freund           B. James Reaves
      Arthur Hollins, III      Charles D. Viccellio
      Leonard K. Knapp

4. In their discretion, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

      This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.

DATE:  _______________     SIGNATURE:____________________________

      Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.